SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

ResMed Inc

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

By press release dated August 10, 2005, ResMed Inc announced a two-for-one stock split of its outstanding shares of common stock payable in the form of a 100% stock dividend to shareholders of record on September 15, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	The following exhibit is furnished herewith:

99.1	Press released dated August 10, 2005.

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: August 11, 2005	RESMED INC (registrant)

	By:	/s/ Adrian M. Smith
	Name:	Adrian M. Smith
	Its:	Senior Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibits:	Description of Document
99.1	Press Release dated August 10, 2005.